EXHIBIT 32.1

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of NOVUSTERRA INC., (the “Company”) on Form 10-Q for the period ended September 30, 2024 to be filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Gregory Q. Jensen, Principal Executive Officer of the Company, certify, to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(i)	the accompanying Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

NOVUSTERRA INC.

/s/: Gregory Q. Jensen
Gregory Q. Jensen,
Chief Executive Officer
Principal Executive Officer

November 25, 2024